SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2006

FISHER SCIENTIFIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02      Results of Operations and Financial Condition.
     On July 25, 2006, the registrant announced its results of operations for the quarter ended June 30, 2006. A copy of the related press release is being attached as Exhibit 99.1 to this Current Report on Form 8-K, which is being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K.
     This current report on Form 8-K contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release.
     To supplement the Company’s financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company provides certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are comprised of (i) adjusted income from continuing operations; (ii) adjusted diluted income per share from continuing operations (also referred to as adjusted diluted earnings per share); (iii) adjusted operating income; (iv) adjusted diluted income per share from continuing operations excluding intangible asset amortization; (v) free cash flow; and (vi) adjusted operating margin.
     The Company defines adjusted income from continuing operations, adjusted diluted income per share from continuing operations, and adjusted operating income as income from continuing operations, diluted income per share from continuing operations, and operating income, respectively, each computed in accordance with GAAP, excluding the effect of equity-based compensation expense related to the adoption of FAS 123R and items that the Company considers to be special or nonrecurring to the Company’s operations. The Company defines adjusted operating margin as adjusted operating income as a percentage of sales. The Company calculates and discloses adjusted income from continuing operations, adjusted diluted income per share from continuing operations, adjusted operating income and adjusted operating margin because the Company believes that these measures may assist investors in evaluating trends of the Company’s operating results without regard to the effect of equity-based compensation expense related to the adoption of FAS 123R and items that are special or not considered recurring.
     The Company defines adjusted diluted income per share from continuing operations excluding amortization of intangible assets as adjusted diluted income per share from continuing operations (as defined above) plus amortization of intangible assets as calculated on a per share diluted basis. The Company calculates and discloses this measure because the Company believes that the exclusion of the intangibles amortization may assist investors in evaluating the Company’s operating results that are consistent over time for both newly acquired and historical businesses.
     The Company defines free cash flow as cash provided by operating activities less capital expenditures, each computed in accordance with GAAP. The Company believes that free cash flow is a useful measure of liquidity.
     Investors should recognize these non-GAAP measures may not be comparable to similarly titled measures of other companies and that the measures presented are not a substitute or alternative for measures of financial performance determined in accordance with GAAP, such as net income as a measure of operating results or cash provided by operating activities as a measure of liquidity.
ITEM 7.01      Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1, which is being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, is the registrant’s press release dated July 25, 2006 announcing the Company’s results of operations for the quarter ended June 30, 2006.
ITEM 9.01      Financial Statements and Exhibits.
     (d)      Exhibits.

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release, dated July 25, 2006, announcing the Company’s results of operations for the quarter ended June 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.
Date: July 25, 2006	By:	/s/ Kevin P. Clark
		Name:	Kevin P. Clark
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release, dated July 25, 2006, announcing the Company’s results of operations for the quarter ended June 30, 2006.